CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2020	Dec. 31, 2019
Shareholders' Equity
Common Share, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	360,000,000	360,000,000
Common Stock, shares issued (in shares)	151,446,112	147,230,634
Common Stock, shares outstanding (in shares)	151,446,112	147,230,634